Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
Supplement dated January 31, 2025
to the

Roundhill Magnificent Seven ETF (MAGS)
(formerly Roundhill BIG Tech ETF (BIGT))

Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated April 30, 2024, as revised June 14, 2024

a series of Listed Funds Trust

Effective February 3, 2025, the Roundhill Magnificent Seven ETF (the “Fund”) will transfer its primary listing to the Cboe BZX Exchange, Inc. and will no longer be listed on the NASDAQ Stock Market, LLC. As of the effective date, all references in the Fund’s Summary Prospectus, Prospectus, and SAI to the Fund’s shares being listed on the NASDAQ Stock Market, LLC, are hereby changed to refer to the Cboe BZX Exchange, Inc.

Please retain this supplement with your Summary Prospectus, Prospectus, and
SAI for future reference.